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                                                                               CHASE MANHATTAN AUTO OWNER TRUST
                                                                                         SERIES 1996-C
                                                                                STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
PERIOD 26                                                                                                           PAGE # 1
DETERMINATION: 10-Feb-99                                                                                            Beginning 1/1/99
DISTRIBUTION: 16-Feb-99                                                                                             Ending 1/31/99
TIME: 3/10/99 16:47
                                                       CLASS A-1 5.489% MONEY MARKET ASSET BACKED NOTES
                                                       CLASS A-2 5.750% ASSET BACKED NOTES
                                                       CLASS A-3 5.950% ASSET BACKED NOTES
                                                       CLASS A-4 6.150% ASSET BACKED NOTES
                                                       CLASS B-1 6.250% ASSET BACKED CERTIFICATES


                        ORIG PRINCIPAL       BEG PRINCIPAL     PRINCIPAL        INTEREST           TOTAL              END PRINCIPAL
           CLASS            BALANCE             BALANCE       DISTRIBUTION     DISTRIBUTION      DISTRIBUTION              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
         A-1 Notes      $225,000,000.00             $0.00            $0.00            $0.00             $0.00                 $0.00
         A-2 Notes      $239,000,000.00             $0.00            $0.00            $0.00             $0.00                 $0.00
         A-3 Notes      $324,000,000.00   $181,175,249.24   $17,696,351.08      $898,327.28    $18,594,678.36       $163,478,898.16
         A-4 Notes      $178,000,000.00   $178,000,000.00            $0.00      $912,250.00       $912,250.00       $178,000,000.00
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NOTES TOTALS            $966,000,000.00   $359,175,249.24   $17,696,351.08    $1,810,577.28    $19,506,928.36       $341,478,898.16
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            B-1          $30,938,845.63    $18,723,605.93      $566,137.13       $97,518.78       $663,655.91        $18,157,468.80
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE TOTALS       $30,938,845.63    $18,723,605.93      $566,137.13       $97,518.78       $663,655.91        $18,157,468.80
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------------------------------------------------------------------------------------------------------------------------------------
           TOTALS       $996,938,845.63   $377,898,855.17   $18,262,488.21    $1,908,096.06    $20,170,584.27       $359,636,366.96
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                                                 FACTOR   INFORMATION   PER   $1,000


                        PRINCIPAL            INTEREST            END PRINCIPAL
   CLASS              DISTRIBUTION         DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------
     A-1               0.00000000            0.00000000            0.00000000
                                                        ----------------------
                     ---------------------------------------------------------
     A-2               0.00000000            0.00000000            0.00000000
                                                        ----------------------
                     ---------------------------------------------------------
     A-3              54.61836753            2.77261506          504.56450049
                                                        ----------------------
                     ---------------------------------------------------------
     A-4               0.00000000            5.12500000        1,000.00000000
                                                        ----------------------
------------------------------------------------------------------------------
Notes Totals          18.31920402            1.87430360          353.49782418
---------------------                                   ----------------------
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
        B-1             18.29858608            3.15198509          586.88255590
--------------------------------------------------------------------------------
 Certificate Totals     18.29858608            3.15198509          586.88255590
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       TOTALS           18.31856416            1.91395497          360.74064978
--------------------------------------------------------------------------------


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                                                       SERIES 1996-C
                                                STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
PERIOD 26                                                                                                            PAGE     # 2
DETERMINATION: 10-Feb-99                                                                                            Beginning 1/1/99
DISTRIBUTION: 16-Feb-99                                                                                             Ending 1/31/99
TIME: 3/10/99 16:47



                                                                                                                          per $1000
Section 5.8 (iii)      Servicing Fee                                                                    $314,915.71        .31588268


Section 5.8 (iv)       Administration Fee                                                                 $1,000.00        .00100307


Section 5.8 (vi)       Pool Balance at the end of the Collection Period                             $359,636,366.96


Section 5.8 (vii)      Repurchase Amounts for Repurchased Receivable
                                                By Seller                                                     $0.00
                                                By Servicer                                             $266,080.55
                                                TOTAL                                                   $266,080.55

Section 5.8 (viii)     Realized Net Losses for Collection Period                                        $256,436.69


Section 5.8 (ix)       Reserve Account Balance after Disbursement                                    $10,789,091.01


Section 5.8 (x)        Specified Reserve Account Balance                                             $10,789,091.01


Section 5.8 (xi)       Total Distribution Amount                                                     $21,190,508.28

                                                Servicing Fee                                           $314,915.71
                                                Administrative Fee                                        $1,000.00
                                                Noteholders' Distribution Amount                     $19,506,928.36
                                                Certificateholders' Distribution Amount                 $663,655.91
                                                Deposit to Reserve Account                              $704,008.30









Section 5.8 (xii)      Noteholders' Distributable Amount


-----------------------------------------------------------------------------------------------------------------------------------
 Class        Principal          Interest            Total      Prin (per $1000/orig)  Int (per $1000/orig)   Total (per $1000/orig)
-----------------------------------------------------------------------------------------------------------------------------------
  A-1            $0.00            $0.00               $0.00        0.00000000              0.00000000            0.00000000
  A-2            $0.00            $0.00               $0.00        0.00000000              0.00000000            0.00000000
  A-3   $17,696,351.08      $898,327.28      $18,594,678.36       54.61836753              2.77261506           57.39098259
  A-4            $0.00      $912,250.00         $912,250.00        0.00000000              5.12500000            5.12500000

-----------------------------------------------------------------------------------------------------------------------------------
 Total  $17,696,351.08    $1,810,577.28      $19,506,928.36       18.31920402              1.87430360           20.19350762
-----------------------------------------------------------------------------------------------------------------------------------


Section 5.8 (xiii)     Certificateholders' Distributable Amount


------------------------------------------------------------------------------------------------------------------------------------
Class       Principal         Interest           Total          Prin (per $1000/orig)  Int (per $1000/orig)   Total (per $1000/orig)
------------------------------------------------------------------------------------------------------------------------------------
 B-1       $566,137.13      $97,518.78        $663,655.91           18.29858608              3.15198509           21.45057117
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total      $566,137.13      $97,518.78        $663,655.91           18.29858608              3.15198509           21.45057117
------------------------------------------------------------------------------------------------------------------------------------


Section 5.8 (xiv)      Reserve Account Transfer Amount                                                  $704,008.30




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